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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-41323 of Hawkins Chemical, Inc. (the Company) on Form S-8 of our reports dated December 5, 2000 included and incorporated by reference in the Annual Report on Form 10-K for the Company for the year ended October 1, 2000.

/s/ DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
December 21, 2000



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